SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 2008

                             Campello Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                      001-34191            Being Applied For
----------------------------       ---------------------     -----------------
(State or other jurisdiction       (Commission File No.)       (IRS Employer
      of incorporation)                                      Identification No.)



1265 Belmont Street, Brockton, Massachusetts                        02301
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 (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (508) 587-3210


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 8.01.  Other Events.

     On November 5, 2008, Campello Bancorp, Inc. (the "Company") issued a press release announcing that it has further extended the community offering portion of its initial public offering until November 7, 2008 because orders for common stock received by the October 30, 2008 offering deadline, as extended, were not sufficient to reach the minimum of the offering range. In addition, the Company announced the commencement of a syndicated community offering to sell to the general public shares of common stock not subscribed for in the subscription and community offerings. The Company also disclosed that, subject to market conditions, independent appraiser review and regulatory approvals, the Company expects to sell in the aggregate 1,700,000 shares (the minimum of the offering range stated in the Company's prospectus dated September 11, 2008).

     On October 20, 2008, the members of The Community Bank, A Massachusetts Co-Operative Bank approved the plan of conversion and establishment and funding of the charitable foundation. In addition, the corporators of Campello Bancorp approved the inter-company merger that is contemplated by the plan of conversion.

     Finally, the Company announced that it is reviewing the U.S. Treasury Department's Capital Purchase Program and, if suitable and permissible, the Company may apply for potential participation in such program.

     A copy of the press release is attached as Exhibit 99 to this report.

Item 9.01.  Financial Statements and Exhibits.

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Not Applicable.

(d)      Exhibits.

                  Exhibit No.             Description
                  -----------             -----------

                           99             Press Release, dated November 5, 2008

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CAMPELLO BANCORP, INC.


DATE:  November 5, 2008                By: /s/ Dennis P. Jones
                                           ----------------------------------
                                           Dennis P. Jones
                                           Senior Vice President, Chief
                                           Financial Officer and Chief Operating
                                           Officer